GMO TRUST

GMO Emerging Markets Fund

Supplement dated January 22, 2024 to the

Summary Prospectus, dated June 30, 2023

Effective March 31, 2024, the section appearing on page 4 of the Summary Prospectus captioned “Management of the Fund” is replaced in its entirety with the following:

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Systematic Equity	George Sakoulis (since March 2024)	Portfolio Manager, Systematic Equity Team, GMO.
Systematic Equity	Warren Chiang (since 2015)	Portfolio Manager, Systematic Equity Team, GMO.
Systematic Equity	Arjun Divecha (since the Fund’s inception in 1993)	Portfolio Manager, Systematic Equity Team, GMO.